EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Dongdong Lin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sunwin International Neutraceuticals, Inc. on Form 10-Q for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sunwin International Neutraceuticals, Inc.

Dated: September 15, 2008              By: /s/ Dongdong Lin
                                           ----------------
                                           Dongdong Lin, Chief Executive Officer

[A signed original of this written statement required by Section 906 has been provided to Sunwin International Neutraceuticals, Inc. and will be retained by Sunwin International Neutraceuticals, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]